                                                                  Exhibit 10.6


                       Purchase Price Adjustment Mechanism


To:               Patriot American Hospitality, Inc.
                  1950 Stemmons Freeway, Suite 6001
                  Dallas, Texas 75207

To:               Wyndham International, Inc.
                  1950 Stemmons Freeway, Suite 6001
                  Dallas, Texas 75207

From: NMS Services, Inc., a subsidiary of NationsBank Corporation c/o NationsBanc Montgomery Securities LLC
                  9 W. 57th Street, 47th Floor
                  New York, NY 10019

Date:             February 26, 1998


Ladies and Gentlemen,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to the "Transaction" shall be deemed to be references to a "Swap Transaction" solely for the purposes of the 1991 ISDA Definitions.

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of February 26, 1998, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

I.       The Transaction

Patriot American Hospitality, Inc. (the "REIT") and Wyndham International, Inc. (the "OPCO") (each a "Company" and collectively, the "Companies") and NMS Services, Inc., a subsidiary of NationsBank Corporation (the "Purchaser"), through its agent NationsBanc Montgomery Securities LLC ("NMS"), hereby agree to make the payments and deliveries provided for in Sections III., IV. and V. hereof, all on the terms more particularly specified herein. The Transaction is being entered into in connection with and is incorporated by reference in the Purchase Agreement, as defined below.

                       Purchase Price Adjustment Mechanism

II.      Definitions

For the purposes of this Confirmation, the following terms shall have the meanings set opposite:

Adjustments:                        In the event of:

                                    (a) a subdivision, consolidation or
                                    reclassification of the REIT Shares or the OPCO Shares, or a free distribution or dividend to all existing holders of REIT Shares or the OPCO Shares by way of bonus, capitalization or similar issue;

                                    (b) a distribution or dividend to all
                                    existing holders of REIT Shares or the OPCO
                                    Shares of (i) additional REIT Shares or OPCO
                                    Shares or (ii) other share capital or
                                    securities granting right to payment of
                                    dividends and/or the proceeds of liquidation of either Company equally or proportionally with such payments to holders of Paired Shares; or

                                    (c) a merger, consolidation, reorganization or liquidation of either Company;

                                    an adjustment shall thereupon be effected by the Calculation Agent to the Forward Price and/or the Underlying Shares at the time of such event with the intent that following such adjustment, the value of this Transaction is economically equivalent to the value immediately prior to the occurrence of the event causing the adjustment.

Bank:                               NationsBank, N.A.

Calculation Agent:                  The calculations and determinations of the
                                    Calculation Agent shall be made in a
                                    commercially reasonable manner and shall be binding absent manifest error.

Collateral Release Shares:          Paired Shares delivered pursuant to Section
                                    V.C.

Compounding Period:                 Means each period commencing on and
                                    including:

                                    (i) in the case of the first Compounding
                                    Period, the Effective Date and ending on but excluding the earlier of the first Interim Settlement Date or Day S, and

                                    (ii) for each period thereafter, an Interim
                                    Settlement Date and ending on but excluding the earlier of the next following Interim Settlement Date or Day S.

                                    If there is a Partial Settlement, then (i) the Compounding Period for the Settlement Shares covered by such Partial Settlement shall end on Day S for such Partial Settlement and


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


                       Purchase Price Adjustment Mechanism

                                    (ii) the Compounding Period for the
                                    remaining Underlying Shares shall be
                                    determined without regard to such Partial
                                    Settlement.

Customer Account:                   The account established in favor of the
                                    Companies pursuant to the Customer Agreement dated the date hereof between the Companies and NMS.

Daily Average Price:                Means, for any Exchange Trading Day, the sum
                                    of (i) the dollar volume weighted average price per Paired Share for that Exchange
                                    Trading Day based on transactions executed during that Exchange Trading Day on the Relevant Exchange, excluding any transaction executed during the last one-half hour of trading, as reported on Bloomberg.

Daycount Fraction:                  Actual/360.

Day S: For Settlement pursuant to Section III. or VI., the day upon which settlement activities shall begin.

Dividend Amount:                    A. Means, on each Interim Settlement Date or
                                    Day S, an amount in U.S. Dollars equal to the sum of all cash distributions paid on either a REIT Share or on an OPCO Share comprising part of a Paired Share during the relevant Compounding Period; and

                                    B. Separately, and not included in the
                                    Dividend Amount, the Purchaser will pay or cause to be paid to the Companies on the Business Day after the relevant dividend payment date (i) all cash dividends on Paired Shares that have gone ex- dividend, but on which dividends have not been paid, prior to the end of the final Compounding Period for any settlement, based on a number of Paired Shares equal to the number of Settlement Shares for such settlement, (ii) all cash dividends received by the Purchaser at any time, on Paired Shares delivered by the Companies pursuant to Section III.E. that have gone ex-dividend after Day S but prior to the end of the Unwind Period for any settlement, and (iii) all cash dividends paid on Paired Shares held in the Customer Account.

Effective Date:                     February 26, 1998

Exchange Trading Day:               Each day on which the Relevant Exchange is
                                    open for trading.

Forward Price:                      On each Interim Settlement Date or Day S,
                                    the Forward Price shall be determined for
                                    such day by:

                                    a) multiplying the Initial Price for the Compounding Period by the sum of


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                       Purchase Price Adjustment Mechanism


                                    1 plus the product of (i) the appropriate
                                    Daycount Fraction and (ii) the sum of (x)
                                    LIBOR, determined as of the previous Interim
                                    Settlement Date (or in the case of the first
                                    Interim Settlement Date, as of the Effective
                                    Date), for a Designated Maturity of 3
                                    months, and (y) the Spread; and

                                    b) subtracting the Dividend Amount at that date;

                                    PROVIDED HOWEVER that if the Companies
                                    deliver Interim Settlement Shares pursuant to Section IV. or Collateral Release Shares pursuant to Section V.C. during any Compounding Period, the Forward Price as of the preceding Interim Settlement Date for the purpose of determining the Initial Price for such Compounding Period shall be adjusted to a price equal to the Daily Average Price on the Exchange Trading Day immediately prior to the most recent Interim Settlement Date, adjusted up for any positive result or down for any negative result of the following formula:

                                    (i) the Interim Settlement Amount for the most recent Interim Settlement Date.

                                    minus,

                                    (ii) the product of (x) the number of
                                    Interim Settlement Shares or Collateral
                                    Release Shares, as the case may be,
                                    delivered during such Compounding Period and
                                    (y) the average Daily Average Price on each Exchange Trading Day during the Interim Settlement Unwind Period.

                                    then divide such result by,

                                    (iii) the number of Underlying Shares.

                                    The Forward Price will be subject to
                                    adjustment as provided in the definition of Adjustments.

Initial Price:                      Means,

                                    a) for the Compounding Period ending on the first Interim Settlement Date, an amount in U.S. Dollars equal to $25.50,

                                    and

                                    b) for each subsequent Compounding Period, the Forward Price as calculated on or adjusted as of the preceding Interim Settlement Date.


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                       Purchase Price Adjustment Mechanism


Interim Settlement Dates:           May 26, 1998, August 26, 1998 and November
                                    26, 1998, subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day convention.

Interim Settlement Amount:          On any Interim Settlement Date, the product
                                    of (a) the number of Underlying Shares, and
                                    (b) the amount by which the Forward Price exceeds the Daily Average Price on the Exchange Trading Day immediately prior to such Interim Settlement Date.

Interim Settlement Shares:          The Interim Settlement Amount divided by the
                                    Daily Average Price on the Exchange Trading
                                    Day immediately prior to such Interim
                                    Settlement Date, with any fractional shares rounded up to the next highest whole number.

Interim Settlement
Unwind Period:                      Means, following any delivery of Interim
                                    Settlement Shares or Collateral Release
                                    Shares hereunder, a number of consecutive
                                    Exchange Trading Days commencing on the
                                    Exchange Trading Day immediately following the date of delivery of such shares, which number shall equal the product (rounded up to the next highest whole number) of (i) 100 times (ii) the quotient of (A) the number of shares so delivered divided by (B) the number of Underlying Shares as of the date of this Confirmation.

LIBOR: Means USD-LIBOR-BBA as such term is defined in the Agreement.

Mandatory Unwind Date:              In the case of a Mandatory Unwind Event
                                    specified in clause (i) of the Mandatory
                                    Unwind provisions of Section VI., at least three Exchange Trading Days following such Mandatory Unwind Event. In the case of a Mandatory Unwind Event specified in clause
                                    (ii) of such provisions, the date specified in the notice delivered to the Companies pursuant to such provision of Section VI.


Mandatory Unwind
Thresholds:                         Mandatory
                                    Unwind Thresholds           Unwind Share Limit
                                    -----------------           ------------------
                                        $20.00                  up to 33.0% of Underlying Shares
                                        $18.75                        67.0%
                                        $17.25                       100.0%



Margin Percentage:                  On the First Exchange Trading Day of any
                                    Unwind Period, 107%, declining ratably on each subsequent Unwind Day during the Unwind
                                    Period to 100%.


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                       Purchase Price Adjustment Mechanism


Maturity Date:                      One (1) year after the Effective Date,
                                    subject to extension upon the written
                                    approval of the Purchaser in its sole
                                    discretion.

Maturity Placement Fee:             2.00%, based on the mechanics in Section
                                    III.E. The parties may agree to alter the settlement mechanics, which may result in a different Maturity Placement Fee.

Paired Shares:                      Shares of common stock, $0.01 par value per
                                    share, of the REIT (the "REIT Shares") and shares of common stock, par value $0.01 per share, of OPCO (the "OPCO Shares"), which are paired and traded as a unit consisting of one (1) REIT Share and one (1) OPCO Share
                                    (which REIT Shares and OPCO Shares shall include the common stock of any successor issuers).

Partial Settlement:                 A settlement effected in accordance with
                                    Section III.A. with respect to less than the full number of Underlying Shares.

Purchase Agreement:                 The Purchase Agreement, dated as of February
                                    26, 1998, by and among the Companies and the Purchaser.

Purchase Shares:                    Has the meaning set forth in Section 1 of
                                    the Purchase Agreement.

Relevant Exchange:                  Means, with respect to any Exchange Trading
                                    Day, the principal Stock Exchange on which the Paired Shares are traded on that day.

Settlement Amount:                  The product of the Settlement Price and the
                                    Settlement Shares.

Settlement Disruption
Event: Means an event beyond the control of the parties as a result of which The Depository Trust Company ("DTC") or any successor depositary cannot effect a transfer of the Settlement Shares or the Paired Shares. If there is a Settlement Disruption Event on a date on which a transfer of Paired Shares is required to be made hereunder, then the transfer of the Paired Shares that would otherwise be due to be made by the Purchaser or the transfer of the Paired Shares that would otherwise be due to be made by the Companies, as applicable, on that date shall take place on the first succeeding Exchange Trading Day on which settlement can take place through DTC, provided that if such a Settlement Disruption Event persists for five consecutive Business Days, then the party obliged to deliver such Settlement Shares shall use its best efforts to cause such Shares to be delivered promptly thereafter to the other party in any commercially reasonable manner.


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                       Purchase Price Adjustment Mechanism


Settlement Price:                   If Day S is an Interim Settlement Date or
                                    the Maturity Date, the Forward Price;
                                    otherwise, the Forward Price adjusted for LIBOR breakage adjustments (either positive or negative) for such Forward Price for the period from Day S to the next following
                                    Interim Settlement Date. Any breakage
                                    adjustments shall be calculated by the
                                    Calculation Agent in accordance with normal industry standards.

Settlement Shares:                  The number of shares up to the full number
                                    of Underlying Shares subject to settlement under Section III. or VI.

Spread:                             1.50% per annum.

Stock Exchange:                     Means the New York Stock Exchange, the
                                    American Stock Exchange or the National
                                    Market System of the Nasdaq Stock Exchange.

Stock Settlement
Unwind Price:                       If Daily Sales is elected as the unwind
                                    method, the weighted average Daily Average
                                    Price for the Unwind Days during the Unwind
                                    Period where the weighting of the Daily
                                    Average Price in each Unwind Day of the
                                    Unwind Period other than the last Unwind Day of the Unwind Period shall be one and the weighting of the Daily Average Price for the last Unwind Day of the Unwind Period shall be equal to the quotient obtained by dividing (i) the difference between (A) the Settlement Amount and (B) the product of (1) one less than the number of Unwind Days in the Unwind Period, (2) 1% of the number of Underlying Shares on the date of this Confirmation and (3) the average Daily
                                    Average Price for the Unwind Days in the Unwind Period excluding the last Unwind Day of the Unwind Period by (ii) the product of
                                    (x) 1% of the number of Underlying Shares on the date of this Confirmation and (y) the Daily Average Price on the last Unwind Day of the Unwind Period.

                                    If Underwritten Sale is elected as the
                                    unwind method, a price equal to the per
                                    share sale proceeds to the Purchaser in such Underwritten Sale.

Trade Date:                         February 26, 1998.

Underlying Shares:                  4,900,000 Paired Shares of the Companies
                                    (NYSE ticker "PAH"), subject to adjustment in the event of Partial Settlements.

Unwind Day:                         Each Exchange Trading Day on which (i) no
                                    Market Disruption Event has occurred and
                                    (ii) the resale registration


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                       Purchase Price Adjustment Mechanism


                                    statement provided by the Company pursuant to the Purchase Agreement and Section III.A.4. is effective and the related prospectus is not unavailable (including by reason of the existence of a Black-Out Period under the Purchase Agreement) for delivery to purchasers of Paired Shares.

Unwind Period:                      In the event of (i) Stock Settlement or Net
                                    Stock Settlement and (ii) the election of Daily Sales as the unwind method, the period beginning on Day S and ending on (and including) the first Unwind Day on which the product of (A) the Stock Settlement Unwind
                                    Price as calculated on such Unwind Day as if such Unwind Day were the final Unwind Day of the Unwind Period (provided that, for purposes of this calculation, the Stock
                                    Settlement Unwind Price shall be calculated by weighting equally each Unwind Day in the hypothetical Unwind Period), (B) the number of Unwind Days in the Unwind Period
                                    (including such Unwind Day) and (C) 1% of the number of Underlying Shares on the date of this Confirmation equals or exceeds the Settlement Amount.

Valuation Date:                     In the case of determining any Physical
                                    Settlement value, Net Stock Settlement
                                    Shares or Stock Settlement Shares, Day S, the day preceding Day S and all Unwind Days during the Unwind Period; in the case of determining any Preliminary Stock Settlement
                                    Shares or Preliminary Net Stock Settlement
                                    Shares, the Exchange Trading Day immediately preceding Day S; in the case of determining the Interim Settlement Amount and related calculation, the day prior to the Interim
                                    Settlement Date, and the five (5) Exchange
                                    Trading Days following receipt of Interim
                                    Settlement Shares by the Purchaser.

Valuation Time:                     4:00 pm EST, or in the event the Relevant
                                    Exchange closes early, such closing time.


III.     Settlement

A.       Notice and Procedures

1. The Companies may on any Exchange Trading Day up to and including the Maturity Date, upon the giving of telephonic notice to the Purchaser (the "Settlement Notice") at least three (3) Business Days (or, if Underwritten Sale is elected as the unwind method and such Underwritten Sale takes the form of a fixed price underwritten public offering, 21 Business Days) prior to Day S as specified in such Settlement Notice, settle all or part of this Transaction. The Settlement Notice shall specify:

                  (i) the Settlement Shares;


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                       Purchase Price Adjustment Mechanism


                  (ii) the settlement method, subject to change upon notice as described below in this section (Physical, Stock or Net Stock Settlement, as such methods are described below); and

                  (iii) Day S, which must be an Exchange Trading Day; provided however, that if Physical Settlement, Stock Settlement or Net Stock Settlement is selected and in the Purchaser's reasonable judgment the delivery of the Settlement Shares would potentially violate or contravene any legal or regulatory prohibition or requirement applicable to the Purchaser or cause the Purchaser to contravene any established corporate policy or compliance policy of the Purchaser which relates to any legal or regulatory prohibition or requirement applicable to the Purchaser (other than any corporate policy limiting the amount of the Purchaser's investment in another entity) then the Purchaser shall at least three (3) Business Days prior to the proposed Day S, notify the Companies telephonically (confirmed by writing) of any such impediment and its estimate of the period during which such impediment will preclude the Purchaser's ability to settle all or part of this Transaction, in which event Day S shall be postponed until the Purchaser notifies the Companies of its ability to effect Physical Settlement, Stock Settlement or Net Stock Settlement; and

                  (iv) the unwind method (Daily Sales or Underwritten Sale, as such methods are described below).

                  The Settlement Notice shall be effective only if the notice requirements specified above are fulfilled; provided, that if the Settlement Notice is complete except that no settlement method is specified, then the settlement method shall be deemed to be Physical Settlement, and if the Settlement Notice is complete except that no unwind method is specified, the unwind method shall be deemed to be Daily Sales. If no Settlement Notice meeting the above requirements is received prior to five (5) Business Days prior to the Maturity Date, then a settlement shall occur with respect to which Day S shall be deemed to be one Exchange Trading Date after the Maturity Date and Settlement Shares shall be deemed to equal Underlying Shares. The Companies may upon telephonic notice to the Purchaser of at least one (1) Exchange Trading Date prior to the proposed Day S, withdraw any Settlement Notice.

         In the case of any Partial Settlement, the number of Underlying Shares to which this Transaction shall relate shall be adjusted, as of Day S, by subtracting the number of Settlement Shares from the number of Underlying Shares (as the same may have been adjusted prior to such Partial Settlement) immediately prior to such Day S.

         In the event that the Company provided notice of Stock or Net Stock Settlement, on any day during the applicable Unwind Period, upon providing one (1) Business Day's telephonic notice, the Company may elect to effect Physical Settlement for all Settlement Shares that have not already been settled, determined in the manner provided in the following sentence. The number of Settlement Shares deemed to have already been settled shall equal the product of 1% of the number of Underlying Shares on the date of this Confirmation and the number of elapsed Unwind Days in the Unwind Period. In the event that the Companies elect to effect Physical Settlement pursuant to this paragraph,


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                       Purchase Price Adjustment Mechanism

         (i) the notice day shall become the final day of the Unwind Period with regard to the Settlement Shares that are deemed to have been settled, and (ii) the Exchange Trading Day immediately following the notice day shall become Day S for the remaining Settlement Shares and the Settlement Price for these remaining Settlement Shares shall be recalculated accordingly.

2. On Day S, the Settlement Price for the Settlement Shares and the Settlement Amount shall be determined for Day S.

3. The Settlement Amount shall be determined by the Calculation Agent and the settlement procedures shall be executed pursuant to the settlement method (B., C., or D. of this Section III.) selected by the Companies in their its sole discretion.

4. It shall be a condition precedent to any right of the Companies to elect Stock Settlement (III.C. below) or Net Stock Settlement (III.D. below) or to deliver Paired Shares in satisfaction of their obligations under Section III.E.6., that the Companies must (i) notify the Purchaser (in writing or telephonically) of such election at least five
         (5) Business Days prior to Day S and (ii) prior to Day S, cause to be filed with the Securities and Exchange Commission (the "Commission") and cause to become effective under the Securities Act of 1933, as amended (the "Securities Act") a registration statement that results in the Purchaser (or any affiliate of the Purchaser designated by the Purchaser) being able to resell all Paired Shares to be delivered by the Company in effecting such Stock Settlement or Net Stock Settlement without further registration under the Securities Act. Such registration statement shall include one or more preliminary prospectuses, prospectuses, and any amendments and supplements thereto such that any preliminary prospectus or prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. In addition, the Companies shall not deliver any Paired Shares pursuant to Section
         IV. below unless at the time of such delivery a registration statement has become effective under the Securities Act that result in the Purchaser (or any affiliate of the Purchaser designated by the Purchaser) being able to resell such Paired Shares without further registration under the Securities Act, such registration statement to include one or more preliminary prospectuses, prospectuses, and any amendments or supplements thereto such that any preliminary prospectuses, prospectus and any amendments or supplements thereto such that any preliminary prospectus or prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Companies further agree that they will cause any such Registration Statement referred to in this paragraph 5 of Section III.A. to remain in effect until the earliest of the date on which (i) all Paired Shares delivered to the Purchaser by the Companies and not required to be delivered to the Companies hereunder have been sold by the Purchaser (or an affiliate of the Purchaser), and the Purchaser agrees to notify the Companies of such fact within two (2) Business Days of its occurrence,
         (ii) the Purchaser is able, in the opinion of its counsel, to sell the Paired Shares subject thereto under Rule 144(k) or (iii) the Purchaser has advised the Companies that it no longer requires that such registration statement be effective; provided, however, that in no event shall the Companies be obligated to keep such Registration Statement effective for more than 10


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                       Purchase Price Adjustment Mechanism

         Exchange Trading Days after the end of the applicable Unwind Period. Notwithstanding any other provision of this Confirmation, if the conditions set forth in this Section III.A.4 are not satisfied as of Day S, then (except as provided in Section V - Mandatory Unwind Event) the Companies shall be deemed to have elected Physical Settlement.

B.       Physical Settlement

         If the Companies elect Physical Settlement, the Companies shall settle by delivering to the Purchaser cash in an amount equal to the Settlement Amount in exchange for the Settlement Shares ("Physical Settlement") on the Exchange Trading Day immediately succeeding Day S. The Purchaser shall deliver the Settlement Shares to the Companies on the Exchange Trading Day immediately succeeding Day S upon receipt of such cash.

C.       Stock Settlement

         If the Companies elect to settle the Settlement Amount by delivering Paired Shares in exchange for the Settlement Shares ("Stock Settlement"), the Companies shall settle by delivering to the Purchaser a number of Paired Shares (the "Stock Settlement Shares") equal to (i) the Settlement Amount divided by (ii) the Stock Settlement Unwind Price. The mechanics for settlement are set forth in Section III. E. below.

D.       Net Stock Settlement

         If the Companies elect to settle the Settlement Amount on a net stock basis ("Net Stock Settlement"), the Companies shall settle by delivering to the Purchaser a number of net stock settlement shares (the "Net Stock Settlement Shares"), which shall equal;

                  a) (i) the number of Settlement Shares, times (ii) the amount (positive or negative) equal to the Settlement Price minus the Stock Settlement Unwind Price,

                  such product divided by,

                  b) the Stock Settlement Unwind Price.

         If such calculation yields a positive number, this shall indicate the number of Paired Shares to be delivered by the Companies to the Purchaser. If such calculation yields a negative number, this shall indicate the number of Paired Shares to be delivered by the Purchaser to the Companies. The mechanics for settlement are set forth in Section III.E. below. (The mechanics set forth in Section III.E. below do not apply for purposes of Interim Net Stock Settlement pursuant to Section IV.)


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                       Purchase Price Adjustment Mechanism

E.       Stock and Net Stock Settlement Mechanics

         1.       Preliminary Stock Settlement:

                  If the Companies elect Stock Settlement and Daily Sales, the Companies shall deliver to the Customer Account (for subsequent sale for the account of the Purchaser as provided in Section VI), by 11:00 a.m. on Day S, that number of Paired Shares (the "Preliminary Stock Settlement Shares") equal to the product of (i) the Settlement Amount divided by the Daily Average Price on the Exchange Trading Day immediately preceding Day S, times (ii) 107% (with fractional shares rounded up to the next larger whole number). Upon delivery of the Preliminary Stock Settlement Shares to the Customer Account, the Purchaser will deliver the Settlement Shares to the Customer Account.

         2.       Preliminary Net Stock Settlement:

                  If the Companies elect Net Stock Settlement and Daily Sales and if the Settlement Price exceeds the Daily Average Price on the Exchange Trading Day immediately preceding Day S, the Companies shall deliver to the Customer Account (for subsequent sale for the account of the Purchaser as provided in Section VI), by 11:00 a.m. on Day S, that number of Paired Shares (the "Preliminary Net Stock Settlement Shares") equal to:

                  a) the sum of (i) the product of the number of Settlement Shares times the difference between the Settlement Price and the Daily Average Price on the Exchange Trading Day immediately preceding Day S and (ii) 7% of the Settlement Amount, and such amount divided by

                  b) the Daily Average Price on the Exchange Trading Day immediately preceding Day S.

                  If the Daily Average Price on the Exchange Trading Day immediately preceding Day S exceeds the Settlement Price, the Companies shall not be required to deliver any shares to the Purchaser under this subsection III.E.2.

         3. If Daily Sales is elected as the unwind method, then by 11:00 a.m. on every fifth (5th) Unwind Day (other than the final Unwind Day) during the Unwind Period and on the Business Day following the final Unwind Day of the Unwind Period:

                  (a)   For Stock Settlement:

                  Stock Settlement Shares shall be calculated as if such Unwind Day were the final Unwind Day of the Unwind Period (provided that, for purposes of this calculation, the Stock Settlement Unwind Price shall be calculated by weighting equally each Unwind Day in the hypothetical Unwind Period).

                  (i) If (a) the Margin Percentage times Stock Settlement Shares (calculated as set forth above) is greater than (b) the sum of
                  (x) Preliminary Stock Settlement

                       Purchase Price Adjustment Mechanism

                  Shares plus (y) any shares previously delivered pursuant to this settlement under this subparagraph (i), then the Companies shall deliver that number of Paired Shares equal to the difference between (a) and (b) to the Customer Account (for subsequent sale for the account of the Purchaser as provided in Section VI), and

                  (ii) as of the final day of the Unwind Period, if (a) the sum of (x) Preliminary Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under subparagraph (i) above is greater than Stock Settlement Shares, then all claims of the Purchaser to such remaining shares shall be released as provided in Section III.E.5.

                  (b)   For Net Stock Settlement:

                  Net Stock Settlement Shares shall be calculated as if such Unwind Day were the final Unwind Day of the Unwind Period (provided that, for purposes of this calculation, the Stock Settlement Unwind Price shall be calculated by weighting equally each Unwind Day in the hypothetical Unwind Period).

                  (i) if (a) the Margin Percentage times Net Stock Settlement Shares is greater than (b) the sum of (x) Preliminary Net Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under this subparagraph
                  (i), then the Companies shall deliver Paired Shares equal in number to the difference between (a) and (b) to the Customer Account (for subsequent sale for the account of the Purchaser as provided in Section VI), and

                  (ii) as of the final day of the Unwind Period, if (a) the sum of (x) Preliminary Net Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under subparagraph (i) above is greater than (b) Net Stock Settlement Shares, then all claims of the Purchaser to such remaining shares shall be released as provided in Section III.E.5.

         4. The Companies shall cause all shares delivered by it to the Customer Account pursuant to this Confirmation to be fully and effectively registered under the Securities Act for resale by the Purchaser (or an affiliate of the Purchaser) (as provided in Section III.A.4, above).

         5. On the Exchange Trading Day following the final Unwind Day of the Unwind Period for any Daily Sales unwind or on or prior to the day 10 Exchange Trading Days following Day S for any Underwritten Sale unwind, as the case may be, the Purchaser shall release all claims to Paired Shares held in the Companies' Customer Account in respect of such unwind, and deliver all such Paired Shares to the Companies with the dollar value of all fractional shares settled in cash.

         6. In the event of Stock Settlement or Net Stock Settlement pursuant to Section III.C or III.D. and the election of Daily Shares as the unwind method, the Companies shall pay to the Purchaser on the Business Day immediately following the last Unwind Day of the Unwind Period an unwind accretion fee, in cash or, subject to the following conditions and in the manner provided below, in Paired Shares, equal to the product of (i) the quotient of (A) the Settlement Amount divided by (B) the number of calendar days in the Unwind

                       Purchase Price Adjustment Mechanism

                  Period times (ii) the sum of (A) 3-Month LIBOR plus (B) the Spread times (iii) the quotient of (A) the sum of all of the whole numbers beginning with one and ending with the number of calendar days in the Unwind Period divided by (B) 360.

                  The Companies may satisfy this obligation by delivering Paired Shares to the Purchaser in an amount so that the value of such Paired Shares, calculated by reference to the Daily Average Price on the Relevant Exchange on the Exchange Trading Day immediately prior to the date of such delivery, provided that such Paired Shares have been registered for resale in the manner provided in Section III.A.4.

         7. In the event of Stock Settlement or Net Stock Settlement pursuant to Section III.C. or III.D., the Companies shall pay on Day S a placement fee to an affiliate of the Purchaser designated by the Purchaser calculated as:

                  Settlement Amount x Maturity Placement Fee.

                  In the event that Interim Settlement Shares are delivered pursuant to Section IV. or Collateral Release Shares are delivered pursuant to Section V.C., the Companies shall pay on the date of such delivery a placement fee to an affiliate of the Purchaser designated by the Purchaser calculated as:


                  Number of           x   Daily Average Price      x   Maturity
                  shares so delivered     on Exchange Trading          Placement
                                          Day immediately prior to     Fee
                                          date of delivery

         8. In the event of Stock Settlement or Net Stock Settlement and the election of Underwritten Sale as the unwind method, the Purchaser or one or more of its affiliates shall sell the Stock Settlement Shares or the Net Stock Settlement Shares and the Settlement Shares, as the case may be, in a manner agreed among the Companies and the Purchaser, which may include (i) sales to one or more institutional purchasers in transactions of the type commonly referred to as "block trades" or (ii) a fixed price underwritten public offering.

                       Purchase Price Adjustment Mechanism


IV.      Interim Net Stock Settlement

         On each Interim Settlement Date, if the Forward Price exceeds the Daily Average Price on such Interim Settlement Date, then on the Business Day following the fifth Exchange Trading Day thereafter the Companies shall, subject to the conditions stated in Section III.A.4, deliver a number of Paired Shares to the Purchaser equal to the Interim Settlement Shares; provided, however, that if the Companies are restricted by Section III.A.4., by law or regulation or self-regulatory requirements or related policies and procedures, whether or not such requirements, policies or procedures are imposed by law directly or have been voluntarily adopted by the Companies to insure compliance with applicable laws, or in their reasonable judgment are otherwise unable or unwilling to deliver registered Paired Shares, the Companies shall deliver Treasury Notes to the Purchaser as described in Section V.B. below. Paired Shares to be delivered pursuant to this Section IV. shall initially be delivered to the Customer Account as collateral for the Companies' obligations hereunder, and the Bank shall be authorized to direct its affiliates to sell such Paired Shares for the account of the Purchaser as provided in Section VI.

V.       Collateral Provisions

         A. If the Companies fail to make effective a resale registration statement as described in Section III.A.4 within 60 days of a written request by the Purchaser, then until such a resale registration statement has become effective, the Companies shall deliver United States Treasury Notes, with a maturity of three months or less, that are held through the Treasury/Reserve Automated Debt Entry System ("Treasury Notes") in an aggregate principal amount equal to the Interim Settlement Amount (calculated as if such 60th day were an Interim Settlement Date) to the Purchaser. If Treasury Notes are delivered pursuant to this Section V.A., then until the date Paired Shares could be delivered in connection with an Interim Net Stock Settlement (if such date were an Interim Settlement Date) or the Transaction is settled on a Physical Settlement basis, the Interim Settlement Amount shall be recalculated and the aggregate principal amount of Treasury Notes required to be delivered shall be adjusted (and additional Treasury Notes shall be delivered to the Bank and excess Treasury Notes shall be returned to the Companies as necessary) to equal such recalculated Interim Settlement Amount on a biweekly (every 2 weeks) basis, with the Interim Settlement Amount calculated as if the last day of such biweekly period were an Interim Settlement Date.

         B. In the event that the Companies do not deliver Paired Shares pursuant to Section IV. for one or more of the reasons described in the provision at the end of such paragraph, then, unless Treasury Notes have been delivered pursuant to Section V.A. above, the Companies shall deliver Treasury Notes in an amount equal to the Interim Settlement Amount to the Purchaser.

         C. If the Companies have delivered Treasury Notes to the Purchaser pursuant to Sections V.A. or V.B. above, at the Companies' option, the Companies may deliver Paired Shares (which Paired Shares have been registered for resale by the Purchaser (or an affiliate of the Purchaser) pursuant to a registration statement as described in Section III.A.4) to the Purchaser equal in saleable

                       Purchase Price Adjustment Mechanism

                  market value, based on the Daily Average Price on the Exchange Trading Day prior to such delivery, to the aggregate principal amount of the Treasury Notes theretofore delivered to the Purchaser hereunder. Prior to the next Interim Settlement Date, if on any five consecutive Exchange Trading Days the Daily Average Price is above the Forward Price as of the prior Interim Settlement Date, the Purchaser shall, on the Business Day after such fifth Exchange Trading Day, release all claims to Treasury Notes theretofore delivered to the Purchaser and deliver such Treasury Notes to the Companies. On any subsequent Interim Settlement Date, if Treasury Notes are held by the Purchaser, the Purchaser shall deliver to the Companies, within five (5) Business Days after such Interim Settlement Date, Treasury Notes in an aggregate principal amount equal to the amount by which the aggregate principal amount of Treasury Notes held by the Purchaser exceeds the Interim Settlement Amount.

         D.       Security Interest

                  The Companies hereby pledge to the Purchaser, as security for their obligations herein, a first priority continuing security interest in, lien on and right of set-off against all Treasury Notes delivered to the Purchaser, all security entitlements in respect thereof and all proceeds in respect of the foregoing. Upon delivery to the Companies by the Purchaser of such Treasury Notes, the security interest and lien granted hereunder will be released immediately, and, to the extent possible, without any further action by either party.

                  For purposes of this Agreement, "delivery" of Treasury Notes to any person shall mean the crediting of such Treasury Notes to an account of such person at a securities intermediary designated by such person by Federal Bank-Wire in accordance with (i) Subpart O - Book-Entry Procedure of Title 31 of the Code of Federal Regulations (31 CFR ss.ss. 306.115 et seq.) and any other regulations of the United States Treasury Department from time to time applicable to the transfer or pledge of book-entry United States Treasury Notes, including, without limitation, the regulations set forth in 31 CFR Part 357 and (ii) the Uniform Commercial Code as in effect in the State of New York.

         E.       Representations

                  As of the Trade Date of this Confirmation, the Companies represent to the Purchaser (which representations will be deemed to be repeated as of each date that the Companies deliver Treasury Notes to the Purchaser and each date on which Paired Shares are delivered to the Customer Account pursuant to Section III.E.) that:

                  (i) each Company has the power to grant a security interest in and lien on any Treasury Notes it delivers to the Purchaser or Paired Shares it delivers to the Customer Account and has taken all necessary actions to authorize the granting of that security interest and lien;

                       Purchase Price Adjustment Mechanism

                  (ii) each Company is the sole owner of or otherwise has the right to deliver all Treasury Notes to the Purchaser hereunder or Paired Shares to the Customer Account hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien created hereby;

                  (iii) upon delivery of any Treasury Notes to the Purchaser or delivery of any Paired Shares to the Customer Account under the terms of this Confirmation, the Purchaser will have a valid and perfected first priority security interest therein;

                  (iv) the performance by each Company of its obligations under this Confirmation will not result in the creation of any security interest, lien or other encumbrance on any Treasury Notes delivered to the Purchaser or Paired Shares delivered to the Customer Account other than the security interest and lien granted hereunder; and

                  (v) each of the Companies will be solvent and able to pay its debts as they mature, will have capital sufficient to carry on business and all businesses in which it engages, and will have assets which will have a present fair market valuation greater than the amount of all of its liabilities.

         F.       Other Collateral Provisions

                  During settlement of the entire Transaction pursuant to
                  Section III. or VI., any Treasury Notes held by the Purchaser shall be held until the end of the applicable Unwind Period and shall be released on the Business Day following the final Unwind Day for that Unwind Period or, if there is no Unwind Period, the Business Day immediately following Day S. So long as there has not occurred any Event of Default under the Agreement, any interest paid on any Treasury Notes delivered to the Purchaser in pledge hereunder shall be paid over to the Companies.

         G.       Definitions related to Collateral Provisions

                  "Local Business Day" means a day on which commercial banks in New York, New York are open for business (including dealings in foreign exchange).

VI.      Certain Covenants and Other Provisions

Ability to Settle in Stock:         As of the date hereof, the Companies have
                                    not, and after the date hereof, the Company will not, enter into any obligation that would contractually prohibit the Companies from Stock Settlement, Net Stock Settlement or Interim Net Stock Settlement of any shares under this Agreement.

Allocation between the REIT
and OPCO:                           As between the REIT and OPCO, (i) any
                                    delivery to or by the Companies of the REIT
                                    Share portion of Paired Shares pursuant to this Confirmation shall be made by delivery to or

                       Purchase Price Adjustment Mechanism

                                    by the REIT, (ii) any delivery to or by the Companies of the OPCO Share portion of Paired Shares pursuant to this Confirmation shall be made by delivery to or by OPCO, and
                                    (iii) any delivery to or by the Companies of cash pursuant to this Confirmation shall be allocated between the REIT and OPCO between and among themselves based on the ratios that the Companies allocate proceeds of any issuance of Paired Shares pursuant to the Pairing Agreement between the Companies as amended from time to time, without effect on any obligation of the Companies to the Purchaser or on any obligation of the Purchaser to the Companies. Such allocation ratios are currently set at 95% to the REIT and 5% to the OPCO.

Condition Precedent to
Physical Settlement:                It shall be a condition precedent to any
                                    right of the Companies to elect Physical
                                    Settlement, that the Companies must, not more than 180 days prior to such Day S, have completed the private placement or public offering of such number of Shares or any security that may be converted, exchanged or exercised into Shares, having such initial purchase price so as to provide the Companies with net cash proceeds in an amount not less than the Settlement Amount or the amount provided in clause (a) of
                                    Section III.D., as the case may be.

Mandatory Unwind Event: If at any time prior to the Maturity Date:

                                    (i) the average Daily Average Price on the Relevant Exchange of the Paired Shares on any two consecutive Exchange Trading Days, other than a day on which a Market Disruption Event has occurred, is equal to or less than the highest Mandatory Unwind Threshold, then the Purchaser shall have the right, upon written notice to the Companies, to require the parties to settle all or a portion of the Transaction (up to the Unwind Share Limit for such Mandatory Unwind Threshold) on the Mandatory Unwind Date pursuant to the settlement procedures set forth in Section III. above.

                                    Once a Mandatory Unwind Event has occurred, if the Daily Average Price on any two consecutive Exchange Trading Days is less than a lower Mandatory Unwind Threshold, the Purchaser shall have the right, upon providing notice to the Companies, to require the Parties to settle pursuant to
                                    Section III. above on the Mandatory Unwind
                                    Date, all or a portion of the Transaction, up to a number of Paired Shares that, together with any shares settled as a result of any previous Mandatory Unwind Event, equals the number of Underlying Shares (calculated, for this purpose, without regard to any previous Partial Settlement occurring as a result of a Mandatory

                       Purchase Price Adjustment Mechanism

                                    Unwind Event) multiplied by the
                                    corresponding cumulative Unwind Share Limit, on the Mandatory Unwind Date pursuant to the settlement procedures set forth in Section
                                    III. above; or,

                                    (ii) if any of the following events occur:

                                    (1) any default or event of default under any of the Companies' unsecured and/or recourse lending agreements involving any of the Companies' Specified Indebtedness in the amount of more than $25,000,000 that has not been cured within five (5) days (in the case of a default or event of default involving a covenant of a financial nature) or fifteen
                                    (15) days (in the case of any other default or event of default) following the later of the date of occurrence of such default or event of default and the end of any cure period provided in such lending agreement;

                                    (2) a holder of any of the Companies'
                                    unsecured and/or recourse Specified
                                    Indebtedness in the amount of more than
                                    $25,000,000 provides notice to either of the Companies pursuant to such Specified Indebtedness to accelerate the maturity of such Specified Indebtedness;

                                    (3) Bankruptcy or Insolvency (as such terms are defined in the Agreement); and/or

                                    (4) any failure of the Companies to post
                                    Treasury Notes as collateral pursuant to
                                    Section V. hereof if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the Companies; then, the Purchaser may, upon providing five Business Days notice to the Companies, require all or part of the Transaction to be settled early on the Mandatory Unwind Date pursuant to the settlement procedures set forth in Section III.

                                    For purposes of the settlement procedures set forth in Section III., "Day S" shall be the Mandatory Unwind Date and the "Settlement Shares" shall be the number of Paired Shares to be settled pursuant to clause (i) or (ii) above. The Companies may elect the method of settlement for such early settlement in accordance with the settlement provisions set forth herein; provided however, that if Stock Settlement or Net Stock Settlement is elected, and (1) no resale Registration Statement as described in Section III.A.4. has been declared effective prior to Day S or (2) any such resale Registration Statement so declared effective becomes, on Day S or during an Unwind Period, the subject of a stop order suspending its effectiveness

                       Purchase Price Adjustment Mechanism


                                    or is the subject of any proceeding for that purpose or any such proceeding is threatened by the Commission, then the Companies at their sole option may choose to (A) collateralize 125% of the Settlement Amount with Treasury Notes in a manner similar to that described in Section V., in which event Day S will be postponed and the Unwind Period will not begin until such registration statement is effective and available for resales and Paired Shares are delivered by the Companies pursuant to a Stock Settlement or Net Stock Settlement,
                                    (B) effect Physical Settlement as to all of the Settlement Shares in accordance with
                                    Section III.B. hereof on the Exchange
                                    Trading Day immediately succeeding the
                                    occurrence of one of the events specified in
                                    (1) or (2) above or (C) effect settlement with Paired Shares that have not been registered for resale by the Purchaser or any affiliate of the Purchaser to allow the Purchaser to unwind the Transaction and liquidate any position they may hold in Paired Shares by means of negotiated private resales, to the extent and in the manner permitted by applicable federal and state securities laws. In recognition that such negotiated private resales, if any, are likely to be completed at prices reflective of a discount to the prevailing open market prices for any freely tradeable Paired Shares, the Companies agree to deliver to the Purchaser such number of supplemental Paired Shares as the Purchaser may reasonably request, to which the Purchaser shall assign a dollar price in order to approximate an aggregate amount equal to the aggregate discount accepted by the Purchaser in connection with the unregistered resale of the Paired Shares, or the Companies shall pay an amount in cash to the Purchaser equal to the aggregate discount accepted by the Purchaser in connection with the unregistered resale of the Stock Settlement Shares.

Market Disruption Event:            A "Market Disruption Event" is the
                                    occurrence or existence on any Exchange
                                    Trading Day during the one-half hour period that ends at the Valuation Time of any suspension of or limitation imposed on trading on (i) any of the Relevant Exchanges or (ii) any of the exchanges or boards of trade or futures contract markets on which options or futures contracts on the Paired Shares are traded that, in the reasonable determination of the Calculation Agent, is material. In the event that a Market Disruption Event occurs or is continuing on a Valuation Date, any determination of the Daily Average Price shall be postponed to the first succeeding
                                    Exchange Trading day on which there is no Market Disruption Event, provided that if there is a Market Disruption Event on each of the five Exchange Trading Days immediately following the original Valuation
                                    Date that but for the Market Disruption
                                    Event would have been a day on which Daily
                                    Average Price

                       Purchase Price Adjustment Mechanism


                                    would have been determined, such fifth
                                    Exchange Trading Day shall be deemed to be the Valuation Date notwithstanding the Market Disruption Event and the Calculation Agent shall, in consultation with the Companies, determine the Daily Average Price for that Valuation Date based upon the last Daily Average Price prior to such Market Disruption Event and, if applicable, shall effect the relevant settlement by using such last Daily Average Price for the determination of the Stock Settlement Unwind Price.

                                    The Calculation Agent shall within one (1)
                                    Business Day notify the other party of the existence or occurrence of a Market Disruption Event on any day that but for the occurrence or existence of a Market Disruption Event would have been a Valuation Date.

Regulatory Compliance:              Each party agrees that if the delivery of
                                    shares upon settlement is subject to any restriction imposed by a regulatory authority, it shall not be an event of default, and the parties will negotiate in good faith a procedure to effect settlement of such shares in a manner which complies with any relevant rules of such regulatory authority and which is satisfactory in form and substance to their respective counsel.

Securities Law Compliance:          Each party agrees that it will comply, in
                                    connection with this Transaction and all related or contemporaneous sales and purchases of the Companies' Paired Shares, with the applicable provisions of the Securities Act, the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Settlement:                         All settlements shall occur through DTC or
                                    any other mutually acceptable depositary.

Settlement Stock Delivery:          Any Paired Shares delivered to the Customer
                                    Account pursuant to Section III.E. or
                                    Section IV. above (the "Pledged Shares") will serve as collateral for the Companies' obligations hereunder until the security interest granted therein is released in accordance with the settlement mechanics noted under III.E.5. Paired Shares held in the Companies' Customer Account shall not be voted.

                                    The Companies assign and pledge to NMS, as collateral agent of and for the benefit of the Purchaser, and grant to NMS, as collateral agent of and for the benefit of the Purchaser, as and by way of a security interest having priority over all other security interests, with power of sale, all of its right, title and interest in and to the Pledged Shares, all security entitlements in respect thereof and all income or proceeds received or

                       Purchase Price Adjustment Mechanism

                                    derived therefrom. The Companies authorize the Bank to direct NMS to sell, or cause the Purchaser or another affiliate of the Bank to sell, the Pledged Shares for the account of the Purchaser, and such shares shall, except as provided herein, be so sold. Any shares so sold shall be considered to be Stock Settlement Shares, Net Stock Settlement Shares or Interim Settlement Shares, as the case may be, delivered to the Purchaser in satisfaction of the Companies' obligations under Section III.C., Section III.D. or Section IV., as the case may be. Delivery of any Pledged Shares to the Customer Account shall be effected by delivery of stock certificates for such Pledged Shares to NMS duly endorsed to NMS or in blank or accompanied by a duly executed instrument of transfer to NMS or in blank or by crediting such Pledged Shares to an account of NMS at a securities intermediary designated by NMS.

                                    The Companies covenant and agree with the Purchaser that Paired Shares delivered by the Companies pursuant to settlement events in accordance herewith will be duly authorized, validly issued, fully paid and non-assessable. The issuance of such Paired Shares will not require the consent, approval, authorization, registration, or qualification of any government authority, except such as shall have been obtained on or before the delivery date of such Paired Shares.

                                    All references herein to Paired Shares or other securities to be transferred or delivered hereunder shall be deemed to include security entitlements in respect thereof.

Settlement Volume:                  In the event of a settlement other than a
                                    Mandatory Unwind Event, on any Unwind Day during an Unwind Period, the Purchaser shall, pursuant to its hedging activities relating to this Transaction, not sell
                                    Paired Shares in an amount in excess of 20%
                                    of the average daily volume for the 20
                                    Exchange Trading Days immediately preceding
                                    Day S.

Trading Authorization:              The following individuals and/or any
                                    individual authorized in writing by the
                                    Treasurer of the Companies are authorized by the Companies to provide trading instructions to the Purchaser with regard to this Transaction.

                                    William W. Evans III for the REIT

                                    and

                                    Leslie Ng for OPCO.

VII.     Delivery Instructions:

                       Purchase Price Adjustment Mechanism


Party A: To be supplied by the Purchaser prior to receipt of any payment hereunder.

Party B: To be supplied by the Companies prior to receipt of any payment hereunder.

                       Purchase Price Adjustment Mechanism

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to Mr. Christopher Innes, 47th Floor.


Yours faithfully,


------------------------------------
NMS SERVICES, INC.

By:
Name:
Title:
Date:
     -------------------------------


NATIONSBANC MONTGOMERY
SECURITIES LLC, as agent

By:
Name:
Title:
Date:
     -------------------------------


PATRIOT AMERICAN HOSPITALITY,  INC.

By:
Name:
Title:
Date:
     -------------------------------


WYNDHAM INTERNATIONAL, INC.

By:
Name:
Title:
Date:
     -------------------------------